Exhibit-23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement of AMCON Distributing Company on Form S-8, filed on September 7, 2000, of our reports dated January 7, 2005 (August 19, 2005 as to the effects of the subsequent event described in Note 19 and of the restatements described in
Note 22), which reports express an unqualified opinion and include explanatory paragraphs relating to the change in method of accounting for goodwill and intangibles assets in 2003 and the restatement of the Company's consolidated financial statements described in Note 22, appearing in and incorporated by reference in this Annual Report on Form 10-K/A of AMCON Distributing Company and subsidiaries for the fiscal year ended September 24, 2004.


DELOITTE & TOUCHE LLP
Omaha, Nebraska

August 19, 2005







































                            EXHIBIT 31.1
                            ------------

                           CERTIFICATION
                           -------------

I, William F. Wright, certify that:

1. I have reviewed this annual report on Form 10-K/A of AMCON Distributing Company;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and we have:

    a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

    b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    c. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrants' fiscal fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and



    b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date: August 19, 2005              /s/ William F. Wright
                                   --------------------------------
                                   William F. Wright, Chairman and
                                    Principal Executive Officer

















































                               EXHIBIT 31.2
                               ------------

                               CERTIFICATION
                               -------------

I, Michael D. James, certify that:

1. I have reviewed this annual report on Form 10-K/A of AMCON Distributing Company;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and we have:

    a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

    b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    c. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrants' fiscal fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and



    b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date: August 19, 2005            /s/ Michael D. James
                                 ---------------------------------
                                 Michael D. James, Vice President and
                                  Chief Financial Officer

















































                               EXHIBIT 32.1
                               ------------

                               CERTIFICATION
                      PURSUANT TO 18 U.S.C. SECTION 1350

   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A (the "Report") of AMCON Distributing Company (the "Company") for the fiscal year ended September 24, 2004, I, William F. Wright, Chairman and Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2005        /s/ William F. Wright
                             ------------------------------
                             Title: Chairman and Principal
                             Executive Officer



A signed original of this written statement required by Section 906 has been provided to AMCON Distributing Company and will be retained by AMCON Distributing Company and furnished to the Securities and Exchange Commission or its staff upon request.


























                               EXHIBIT 32.2
                               ------------

                              CERTIFICATION
                     PURSUANT TO 18 U.S.C. SECTION 1350

    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A (the "Report") of AMCON Distributing Company (the "Company") for the fiscal year ended September 24, 2004, I, Michael D. James, Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 19, 2005         /s/ Michael D. James
                              -------------------------
                              Title: Vice President and
                              Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to AMCON Distributing Company and will be retained by AMCON Distributing Company and furnished to the Securities and Exchange Commission or its staff upon request.